                                The Latin America
                              Investment Fund, Inc.




                              -------------------




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          8

Statement of Assets and Liabilities...........................................................         14

Statement of Operations.......................................................................         15

Statement of Changes in Net Assets............................................................         16

Financial Highlights..........................................................................         17

Notes to Financial Statements.................................................................         18

Results of Annual Meeting of Shareholders.....................................................         22

Description of Dividend Reinvestment and Cash Purchase Plan...................................         23

PICTURED ON THE COVER IS PALENQUE, ONE OF THE MOST BEAUTIFUL MAYAN RUINS. IT IS LOCATED IN PALENQUE NATIONAL PARK IN THE STATE OF CHIAPAS, MEXICO.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                  August 3, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the six months ended June 30, 1998.

At June 30, 1998, the Fund's net assets were $117.2 million. The Fund's net asset value ("NAV") was $14.74 per share, as compared to $18.21 at December 31, 1997.

PERFORMANCE

For the period January 1, 1998 through June 30, 1998, the Fund's total return, based on NAV fell 19.1%. By comparison, the total return of the Morgan Stanley Capital International Emerging Markets Latin America Free Index ("EMFLA") declined by 19.8%.

The Fund's performance, essentially in line with that of the EMFLA benchmark, was attributable to several factors. The most positive was my decision to allocate about 23.3% of total assets to fixed income securities, up from 13.3% at the end of 1997 and much closer to the 30% maximum allowed by the Fund's investment guidelines. This defensive move was offset, however, by one of the portfolio's private equity holdings, International Wireless Communications, Inc. ("IWC"). IWC develops, owns and operates local wireless telecommunications systems in Latin America and Asia. Its severe cash flow difficulties in recent months compelled the Fund to write off the bulk of its investment in the company in June.

INVESTMENT PERSPECTIVE

The first half of 1998 has been very difficult for most emerging equity markets. Although Latin American markets outperformed relative to the battered markets of Asia, they still performed poorly on an absolute basis. Several developments negatively impacted Latin equities during the period:

ADVERSE FLOW OF FUNDS. As the chart below indicates, the flow of investor funds into Latin equities has been overwhelmingly negative since July 1997. This is a clear indication that investor sentiment is decidedly pessimistic.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                CASH FLOWING OUT OF LATIN AMERICAN EQUITY FUNDS
      (Weekly and 4-week moving average, $ billions, June 1997-June 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WEEKLY FLOWS  4-WEEK MOVING AVERAGE
6/11/97           37991                   30940
6/18/97           81806                   47295
6/25/97           68364                   57782
7/2/97            58493                   61663
7/9/97           119572                   82059
7/16/97          -12043                   58596
7/23/97         -184964                   -4736
7/30/97           56074                   -5340
8/6/97            16035                  -31225
8/13/97           -5706                  -29640
8/20/97           -6732                   14918
8/27/97          -37675                   -8519
9/3/97           -51943                  -25514
9/10/97            2860                  -23372
9/17/97          -46433                  -33298
9/24/97           -2362                  -24469
10/1/97            8627                   -9327
10/8/97            7835                   -8083
10/15/97          -9386                    1179
10/22/97           1918                    2248
10/29/97        -143463                  -35774
11/5/97          -26191                  -44281
11/12/97         -41560                  -52324
11/19/97        -109741                  -80239
11/25/97          -9173                  -46666
12/3/97           38083                  -30598
12/10/97         -14422                  -23813
12/17/97         -43635                   -7287
12/23/97         -67900                  -21968
12/30/97          47952                  -19501
1/7/98           -16015                  -19900
1/14/98          -35964                  -17982
1/21/98          -11185                   -3803
1/28/98          -14456                  -19405
2/4/98           -36744                  -24587
2/11/98          -49748                  -28033
2/18/98          -28930                  -32470
2/25/98          -28755                  -36044
3/4/98           -70986                  -44605
3/11/98          -44748                  -43355
3/18/98            2943                  -35387
3/25/98          -26173                  -34741
4/1/98           -53697                  -30419
4/8/98           -37425                  -28588
4/15/98          -40221                  -39379
4/22/98          -14660                  -36501
4/29/98          -25587                  -29473
5/6/98           -85278                  -41437
5/13/98          -68767                  -48573
5/20/98          -21074                  -50177
5/27/98          -27614                  -50683
6/3/98           -23083                  -35135
6/10/98          -47552                  -29831

         SOURCES: AMG DATA SERVICES, BBV-LATINVEST

HEAVY SELLING IN BRAZIL AND MEXICO. Brazil and Mexico, which are by far the largest and most liquid of the Latin equity markets, experienced heavy selling due to local concerns as well as a "contagion" effect from Asian markets.

Local concerns in Brazil included an alarming increase in the fiscal deficit and the eroding popularity of President Fernando Henrique Cardoso, whose re-election is vital to the completion of the REAL economic stabilization plan. Of further concern to investors was the government's inability to push through Congress key Social Security reform legislation, a major ingredient in deficit reduction. Another factor was the deaths of two important political figures. These were Sergio Motta, the Minister of Transportation and Cardoso's top political operative, and Luis Eduardo Magalhaes, President of Congress's Lower House and an important Cardoso ally. Finally, there was nervousness about the privatization process, whose success is critical, both as a significant source of government revenues and as a vote of investors' confidence in the nation's future growth prospects.

Mexican equities were hurt by worries over the overheating economy, which has already caused interest rates to rise; nervousness over key upcoming state and local elections; and the difficulties associated with democratization as the historically dominant PRI party gradually yields power.

I also note in this context the heavy selling endured by Asian currencies and financial markets in Japan, South Korea, Indonesia, Thailand, Malaysia and the Philippines. Investors extended such pessimism to Brazil and Mexico, whose currencies are considered the most vulnerable to devaluation among Latin currencies.

DISAPPOINTING BRAZILIAN FISCAL DEFICIT. The fundamental factor affecting investor sentiment about Brazil is concern over the uncomfortably high level of the Brazilian fiscal deficit (I.E., an annualized rate of 6.48% of GDP at March 31, up from 6.12% of GDP at the end of 1997). As noted earlier, the inability of the Cardoso government to pass vital Social Security reform legislation does not bode well for the prospect of meaningful deficit reduction in 1998.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

FALLING COMMODITY PRICES. Prices of major commodities have plummeted due to the severity of Asia's problems. The health of several Latin economies is directly reliant on stability in the prices of oil (I.E., Mexico, Venezuela, Argentina, Colombia) and copper (I.E., Chile).
                           OIL PRICES HAVE PLUMMETED
              (Crude Oil Futures Contract, $, July 1997-June 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Jun-97          19.8
               20.12
               20.34
               19.56
               19.52
               19.73
               19.46
               19.22
               19.33
               18.99
               19.67
               19.65
               19.99
               19.27
               19.18
               19.08
               19.63
               19.77
               19.89
               19.81
               19.85
                20.3
               20.14
               20.28
               20.75
               20.81
               20.46
               20.09
               19.54
               19.69
               19.99
               20.19
               20.08
               20.07
               19.91
               20.12
               20.06
               19.66
                19.7
               19.26
               19.28
               19.73
               19.58
               19.61
               19.65
               19.61
                19.4
               19.63
               19.45
               19.42
               19.42
               19.37
               19.32
               19.27
               19.61
               19.42
               19.38
               19.35
                19.6
               19.79
               19.94
               20.39
               20.87
               21.26
               21.18
               21.05
               21.77
               22.76
               21.93
               21.96
               22.18
               22.12
                22.1
               21.32
                20.7
               20.57
               20.97
               20.59
                20.7
               20.67
               21.42
               21.09
               20.97
               21.07
               20.46
               20.71
               21.22
               21.08
               20.96
                20.7
               20.31
               20.39
               20.77
                20.4
               20.51
               20.49
                20.7
                  21
               20.26
               20.04
                19.8
               19.16
               19.76
               19.83
               19.73
               19.15
               18.66
               18.76
                18.8
                18.6
               18.71
               18.84
               18.67
               18.14
               18.15
               18.21
               18.17
               18.17
               18.19
               18.52
               18.39
               18.32
               18.33
               18.35
                18.2
               17.62
                17.6
               17.64
               18.32
               18.33
               18.35
                18.2
               17.62
                17.6
               17.64
               17.43
               16.89
               16.91
               16.82
               16.97
               16.63
               16.47
               16.43
               16.45
               16.34
               16.51
               16.42
               16.36
               16.04
               15.74
               16.82
               16.98
               17.31
               17.82
               17.21
               17.05
                16.5
               16.37
               16.58
                16.7
               16.63
               16.43
               16.15
               15.96
               16.02
               15.66
               16.25
               16.16
               16.15
               15.37
               15.31
               15.45
               15.35
               15.44
               15.34
               15.27
               15.32
               15.33
               14.91
               14.33
               14.26
               14.18
                14.2
               14.06
               13.28
               13.21
               14.34
               14.31
               14.32
               16.51
               15.92
               16.48
               16.83
               16.76
               16.21
               15.61
               15.54
               15.74
               15.99
               15.45
               15.22
               15.55
               15.56
               15.32
               15.12
               15.46
                15.9
               15.46
               15.41
               15.45
               15.54
               15.19
               15.09
               15.32
               15.74
               15.32
               15.39
               16.13
               15.95
               15.47
               15.37
               15.24
               15.13
               15.17
               15.24
               14.95
               15.08
               14.47
               14.07
               12.96
               14.18
               14.63
               14.78
               14.82
               14.99
               14.85
                15.2
               14.96
               14.84
               14.81
               15.12
               15.07
               14.55
               13.85
               13.48
               12.75
               12.59
               11.56
               11.98
                12.6
               11.77
               11.84
               13.43
               14.52
                14.6
               14.03
               14.13
               14.07
Jun-98         14.18

           SOURCE: BLOOMBERG

POLITICAL ISSUES. Investor sentiment about several Latin markets was affected by concerns over local political issues. In Brazil, these included the prospects for Cardoso's successful re-election, the passage of fiscal reform measures and the deaths of Motta and Magalhaes. In Argentina, periodic outbreaks of scandal related to President Menem and uncertainty over whether he will run for re-election caused concern. In Venezuela, there was an alarming rise in the popularity of Hugo Chavez, a right-wing extremist running for president. There also was the presidential election in Colombia, which was won by opposition leader Andres Pastrana.
PORTFOLIO STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                                     PERCENT OF
   HOLDING                             COUNTRY       NET ASSETS
 1. Telebras                            Brazil         7.6
 2. Republic of Argentina             Argentina        7.1
 3. Federal Republic of Brazil          Brazil         5.5
 4. Republic of Venezuela             Venezuela        4.3
 5. Telmex                              Mexico         3.7
 6. Telesp                              Brazil         3.4
 7. Eletrobras                          Brazil         3.3
 8. CVRD                                Brazil         2.9
 9. Cemex                               Mexico         2.9
10. Petrobras                           Brazil         2.5
*Company names are abbreviations of those found in the chart on page 7.

                               COUNTRY BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   COUNTRY BREAKDOWN
(as a percent of net assets)
Argentina                                                   10.97%
Brazil                                                      37.56%
Chile                                                        8.21%
Colombia                                                     1.45%
Global                                                       0.30%
Jamaica                                                      1.08%
Mexico                                                      24.75%
Peru                                                         1.80%
Venezuela                                                    5.16%
Other*                                                       8.72%
* Other includes Costa Rica, Ecuador, Latin America,
Panama
and Cash & Cash Equivalents.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Given general market conditions for Latin American equities, I am structuring the portfolio in a defensive manner emphasizing high-quality, very liquid blue-chip companies. Most of the top 10 holdings--Telebras, Telmex, Telesp, Eletrobras, CVRD, Cemex and Petrobras--fit this description. Favored industry sectors include banking, food & beverages and telecommunications.

I would now like to discuss two companies that are representative of my current approach to the portfolio.

CIFRA S.A. DE C.V. ("Cifra") is Mexico's preeminent retailer (in terms of scale, technology and market presence) and one of the country's best-managed companies in any sector. Its variety of distinct retail formats (I.E., supermarkets, hypermarkets, department stores and restaurants) offers some measure of defensive appeal and gives the company access to the widest consumer spectrum of any Mexican retailer. Combined with the stock's liquidity, these characteristics make Cifra one of the most attractive retailers in Latin America for investors.

In late 1997, Wal-Mart Stores purchased a controlling ownership stake (52%) in Cifra. As a result, Cifra is now in the process of consolidating its own stores with those previously owned with Wal-Mart Stores in a 50-50 joint venture dating back to 1991.

Given Cifra's excellent management team, sound balance sheet and conservative operating approach, I view it as a desirable holding during a time of uncertainty. It also is among the best plays on the resurgence of consumer activity in Mexico.

COMPANHIA RIOGRANDENSE DE TELECOMUNICACOES S.A. ("CRT") is the local telecom provider in the southern Brazilian state of Rio Grande do Sul. Although its capitalization is relatively small, I like CRT both for its own growth prospects and its positive effect on the valuations of other Brazilian telcos.

In mid-June, the Rio Grande do Sul government privatized CRT, selling 54% of its common shares to the TISA international subsidiary of Telefonica de Espana (note: TISA already owned 35%). TISA paid a premium of 27% over the government's minimum price and 152% over the then-current market price. The success of the CRT sale is a very positive indicator for the valuation of the assets of Telebras (the Fund's largest holding) in its own upcoming privatization.

OUTLOOK

My outlook for Latin American equities is cautious over the next six months, given their volatility and that of emerging equity markets more generally. I am more optimistic about 1999, when much of the potential bad news should be behind us.

I intend to monitor these key factors most closely:

- The prospects for economic and/or political stabilization in Asia.

- Volatility in the Japanese yen, whose weakness impacts Latin markets via their exposure to any Asian contagion.

- Local trends, particularly in Brazil, Venezuela and Colombia.

- Political risk, both in the form of elections in Brazil, Mexico and Venezuela and the privatization process in Brazil.

- Developments in Russia, which have a spillover effect into other emerging markets.

- Commodity prices, especially those of oil and copper.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I expect to maintain the current strategy of emphasizing blue-chip, highly liquid companies. I am also keeping roughly 5% of the Fund's assets in cash reserves, which I will likely invest when prices appear to fully discount actual and potential bad news. As for fixed income, it is most probable that I will reduce the current allocation in favor of stocks at some point in the next few months, if stock prices significantly retreat from today's levels.

Sincerely yours,

    [RICHARD W. WATT]
Richard W. Watt
President
Chief Investment Officer*

FROM BEA ASSOCIATES:

I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 23 through 24 of this report.

II. Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at BEA Associates are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA Associates is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    6/30/98   12/31/97
Argentina                             10.97       7.86
Brazil                                37.56      40.09
Chile                                  8.21       9.81
Colombia                               1.45       0.00
Jamaica                                1.08       0.80
Ecuador                                0.86       0.27
Latin America                          0.23       1.52
Mexico                                24.75      34.66
Panama                                 1.99       0.30
Peru                                   1.80       3.33
Venezuela                              5.16       6.84
Other                                  5.94      -5.48

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                             6/30/98   12/31/97
Banking                                         3.27       2.19
Broadcast, Radio & Television                   1.35       4.02
Cement                                          2.86       2.51
Conglomerates                                   0.80       2.61
Electric Distribution                           0.99       2.25
Electric Generation                             1.25       2.84
Financial Services                              0.42       2.09
Food & Beverages                               10.31       9.08
Investment & Holding Companies                  3.93       4.90
Local and/or Long Distance Telephone
Service                                         7.63       9.36
Mining                                          2.89       2.26
Oil & Natural Gas                               6.44       7.10
Retail                                          3.24       4.78
Telecommunications                             10.04      13.22
Utilities                                       8.48      12.18
Fixed or Floating Rate Investments             23.61      15.23
Other                                           7.07       8.86
Cash & Cash Equivalents                         5.42      -5.48

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                   Percent of Net
           Holding                                                   Sector                     Country                Assets
---------------------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.               Local and/or Long Distance
                                                               Telephone Service                 Brazil                   7.6
---------------------------------------------------------------------------------------------------------------------------------
       2.  Republic of Argentina                             Fixed or Floating Rate
                                                                  Investments                  Argentina                  7.1
---------------------------------------------------------------------------------------------------------------------------------
       3.  Federal Republic of Brazil                        Fixed or Floating Rate
                                                                  Investments                    Brazil                   5.5
---------------------------------------------------------------------------------------------------------------------------------
       4.  Republic of Venezuela                             Fixed or Floating Rate
                                                                  Investments                  Venezuela                  4.3
---------------------------------------------------------------------------------------------------------------------------------
       5.  Telefonos de Mexico, S.A. de C.V.                   Telecommunications                Mexico                   3.7
---------------------------------------------------------------------------------------------------------------------------------
       6.  Telecomunicacoes de Sao Paulo S.A.                  Telecommunications                Brazil                   3.4
---------------------------------------------------------------------------------------------------------------------------------
       7.  Centrais Eletricas Brasileiras S.A.                     Utilities                     Brazil                   3.3
---------------------------------------------------------------------------------------------------------------------------------
       8.  Companhia Vale do Rio Doce                                Mining                      Brazil                   2.9
---------------------------------------------------------------------------------------------------------------------------------
       9.  Cemex, S.A. de C.V.                                       Cement                      Mexico                   2.9
---------------------------------------------------------------------------------------------------------------------------------
      10.  Petroleo Brasileiro S.A.                            Oil & Natural Gas                 Brazil                   2.5
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-70.97%
 ARGENTINA-3.92%
 OIL & NATURAL GAS-3.92%
Camuzzi Argentina S.A.*+................       1,536,387  $  2,922,208
Sodigas del Sur S.A.*...................         421,485       783,962
Sodigas Pampeana S.A.*..................         583,264       886,561
                                                          ------------
                                                             4,592,731
                                                          ------------
 RETAIL-0.00%
Domec S.A., Class B+....................             574         1,378
                                                          ------------
TOTAL ARGENTINA (Cost $3,269,086).......................     4,594,109
                                                          ------------
 BRAZIL-32.05%
 BANKING-1.80%
Banco do Brasil S.A., Warrants (expiring
 06/30/01)+.............................      11,877,000        28,754
Banco do Brasil S.A., Warrants (expiring
 06/30/06)+.............................      17,815,500        41,745
Banco do Brasil S.A., Warrants (expiring
 06/30/11)+.............................      29,692,500        78,304
Banco Itau S.A. PN......................       3,443,000     1,964,792
                                                          ------------
                                                             2,113,595
                                                          ------------
 BUSINESS SERVICES-0.00%
Multibras da Amazonia S.A. PN...........          10,515         4,273
                                                          ------------
 CONSUMER GOODS-0.01%
Tec Toy Industria de Brinquedos S.A.
 PN+....................................     350,070,000         9,081
                                                          ------------
 ELECTRIC GENERATION-0.00%
Centrais Geradoras do Sul do Brasil S.A.
 ADR+...................................           2,100         2,869
                                                          ------------
 FOOD & BEVERAGES-2.36%
Ceval Alimentos S.A. ON+................     152,579,619       435,358
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................          89,550     2,026,069
Santista Alimentos S.A. ON..............         435,175       301,016
                                                          ------------
                                                             2,762,443
                                                          ------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE
 SERVICE-7.63%
Telecomunicacoes Brasileiras S.A. ADR
 PN.....................................          66,705  $  7,283,352
Telecomunicacoes Brasileiras S.A. ON....      20,829,382     1,656,913
                                                          ------------
                                                             8,940,265
                                                          ------------
 MINING-2.89%
Companhia Vale do Rio Doce ADR..........          18,900       384,010
Companhia Vale do Rio Doce PNA+.........         151,000     3,002,897
                                                          ------------
                                                             3,386,907
                                                          ------------
 OIL & NATURAL GAS-2.52%
Petroleo Brasileiro S.A. PN.............      15,907,500     2,957,168
                                                          ------------
 TELECOMMUNICATIONS-5.53%
Companhia Riograndense de
 Telecomunicacoes S.A., PNA.............       2,239,852     2,442,137
Telecomunicacoes de Minas Gerais S.A.
 PNB(9).................................         125,178         8,713
Telecomunicacoes de Sao Paulo S.A. PN...      16,335,076     3,841,720
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................         767,712       180,552
Telemig Cellular S.A. PNC+..............         125,178         3,788
                                                          ------------
                                                             6,476,910
                                                          ------------
 TEXTILES-0.83%
Companhia Tecidos Norte de Minas S.A....         377,124       102,714
Companhia Tecidos Norte de Minas S.A.
 PN.....................................       5,590,960       845,980
Empresa Nacional de Comercio Redito e
 Participacoes S.A. PN..................       8,463,800        21,223
                                                          ------------
                                                               969,917
                                                          ------------
 UTILITIES-8.48%
Centrais Eletricas Brasileiras S.A.
 ADR....................................          21,000       320,462

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 UTILITIES (CONTINUED)
Centrais Eletricas Brasileiras S.A.
 PN.....................................     119,726,000  $  3,602,494
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................      19,471,000     2,340,123
Companhia Paranaense de Energia ADR.....          10,900       100,825
Companhia Paranaense de Energia PNB.....     230,151,000     2,149,177
Light-Servicios de Eletricidade S.A.....       4,646,511     1,426,234
                                                          ------------
                                                             9,939,315
                                                          ------------
TOTAL BRAZIL (Cost $49,440,393).........................    37,562,743
                                                          ------------
 CHILE-8.21%
 BANKING-0.87%
Banco de A. Edwards ADR.................          44,900       637,019
Banco de Credito e Inversiones..........          72,752       388,477
                                                          ------------
                                                             1,025,496
                                                          ------------
 CONSUMER DURABLES-0.26%
Empresas Almacenes Paris................         441,229       311,123
                                                          ------------
 ELECTRIC DISTRIBUTION-0.35%
Empresas Emel S.A.......................          25,193       406,426
                                                          ------------
 ELECTRIC GENERATION-1.25%
Empresa Nacional de Electricidad S.A....       1,506,377       701,688
Enersis S.A.............................       1,573,898       761,726
                                                          ------------
                                                             1,463,414
                                                          ------------
 ENGINEERING & CONSTRUCTION-0.12%
Besalco S.A.............................          66,354       138,805
                                                          ------------
 FERTILIZER-0.28%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................         122,007       325,873
                                                          ------------
                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 FINANCIAL SERVICES-0.01%
Invercap S.A............................          12,094  $      9,432
                                                          ------------
 FOOD & BEVERAGES-2.74%
Compania Cervecerias Unidas S.A.........          48,420       201,750
Distribucion y Servicio D&S S.A. ADR....         122,100     1,831,500
Embotelladora Andina S.A. PNA...........         121,203       344,444
Embotelladora Andina S.A. PNB...........          88,172       226,082
Embotelladora Andina S.A., Series B
 ADR....................................          39,200       612,500
                                                          ------------
                                                             3,216,276
                                                          ------------
 FORESTRY-1.07%
Compania Chilena de Fosforos S.A........          69,033       128,183
Compania de Petroleos de Chile S.A......         313,229       773,033
Compania Manufacturera de Papeles y
 Cartones S.A...........................          51,504       352,164
                                                          ------------
                                                             1,253,380
                                                          ------------
 INSURANCE-0.14%
Compania de Seguros La Prevision Vida
 S.A.+..................................         188,348       163,794
                                                          ------------
 RETAIL-0.28%
Sociedad Anonima Comercial e Industrial
 Falabella..............................         438,743       326,245
                                                          ------------
 STEEL-0.41%
Compania de Aceros del Pacifico S.A.....         270,555       479,831
                                                          ------------
 TELECOMMUNICATIONS-0.43%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................          25,717       128,585

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................         113,213  $    373,748
                                                          ------------
                                                               502,333
                                                          ------------
TOTAL CHILE (Cost $8,913,551)...........................     9,622,428
                                                          ------------
 COLOMBIA-1.05%
 BANKING-0.59%
Banco de Bogota.........................               9            29
BanColombia S.A. ADR....................          62,800       686,875
                                                          ------------
                                                               686,904
                                                          ------------
 FOOD & BEVERAGES-0.46%
Bavaria S.A.............................          91,903       537,052
                                                          ------------
TOTAL COLOMBIA (Cost $1,269,145)........................     1,223,956
                                                          ------------
 JAMAICA-1.08%
 INVESTMENT & HOLDING COMPANIES-1.08%
Jamaican Assets I L.P.* (Cost
 $1,106,218)............................       1,100,000     1,266,155
                                                          ------------
 LATIN AMERICA-0.00%
 TELECOMMUNICATIONS-0.00%
International Wireless Communications,
 Inc., Series D*+.......................         186,400             0
International Wireless Communications,
 Inc., Series F*+.......................          10,840             0
International Wireless Communications,
 Inc., Warrants (expiring 12/18/98)*+...             640             0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...               1             0
                                                          ------------
TOTAL LATIN AMERICA (Cost $1,328,894)...................             0
                                                          ------------
 MEXICO-22.86%
 BROADCAST, RADIO & TELEVISION-1.35%
Grupo Televisa S.A. GDR+,++.............          42,191     1,587,436
                                                          ------------
                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 CEMENT-2.86%
Cemex, S.A. de C.V., Class B............          55,700  $    245,489
Cemex, S.A. de C.V. CPO.................         827,811     3,104,867
                                                          ------------
                                                             3,350,356
                                                          ------------
 CONGLOMERATES-0.80%
Desc, S.A. de C.V. ADR..................          47,100       936,113
                                                          ------------
 ENGINEERING & CONSTRUCTION-0.09%
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR+...........................          11,170       105,417
                                                          ------------
 FINANCIAL SERVICES-0.41%
Grupo Financiero Bancomer S.A. ADR++....          65,100       479,585
                                                          ------------
 FOOD & BEVERAGES-4.75%
Fomento Economico Mexicano, S.A. de
 C.V.+..................................          87,760     2,764,440
Panamerican Beverages, Inc., Class A....          89,041     2,799,227
                                                          ------------
                                                             5,563,667
                                                          ------------
 INVESTMENT & HOLDING COMPANIES-2.55%
Corporacion Industrial SanLuis, S.A. de
 C.V. CPO...............................         537,354     2,093,199
Grupo Carso, S.A. de C.V., Class A1.....         218,135       900,702
                                                          ------------
                                                             2,993,901
                                                          ------------
 PAPER PRODUCTS-2.39%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................         790,930     2,794,883
                                                          ------------
 RETAIL-2.96%
Cifra S.A. de C.V. ADR+.................         134,100     1,877,400
Controladora Comercial Mexicana, S.A. de
 C.V. GDR...............................          56,985       965,183
Grupo Elektra, S.A. de C.V. CPO.........         616,283       631,030
                                                          ------------
                                                             3,473,613
                                                          ------------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 STEEL-0.96%
Tubos de Acero de Mexico, S.A. ADR......          87,300  $  1,118,531
                                                          ------------
 TELECOMMUNICATIONS-3.74%
Telefonos de Mexico, S.A. de C.V. ADR...          91,101     4,378,542
                                                          ------------
TOTAL MEXICO (Cost $28,553,518).........................    26,782,044
                                                          ------------
 PERU-0.64%
 ELECTRIC DISTRIBUTION-0.64%
Ontario-Quinta A.V.V.* (Cost
 $846,533)..............................         824,037       747,473
                                                          ------------
 VENEZUELA-0.86%
 CEMENT-0.00%
C.A. Venezolana de Cementos S.A.C.A.,
 Class 1................................             145           144
                                                          ------------
 REAL ESTATE INVESTMENT & MANAGEMENT-0.52%
F.V.I. Fondo de Valores Inmobiliarios
 S.A.C.A. ADR+..........................          83,922       611,473
                                                          ------------
 TELECOMMUNICATIONS-0.34%
Venworld Telecommunications=/ =.........          40,140       400,930
                                                          ------------
TOTAL VENEZUELA (Cost $1,931,379).......................     1,012,547
                                                          ------------
 GLOBAL-0.30%
 INVESTMENT & HOLDING COMPANIES-0.30%
Emerging Markets Ventures,
 L.P.*+(10)(Cost $344,272)..............         356,204       356,204
                                                          ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $97,002,989)...........................................    83,167,659
                                                          ------------
                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------
 FIXED OR FLOATING RATE INVESTMENTS-23.61%
 ARGENTINA-7.05%
Republic of Argentina, Bocon, Pro 1 FRB,
 3.108%, 04/01/07(1)(4)(7)..............   ARS     1,222  $    853,097
Republic of Argentina, Euro MTN, Series
 REGS, 11.75%, 02/12/07.................             150       142,146
Republic of Argentina, Debentures FRB,
 6.625%, 03/31/05(2)(6)(7)..............    USD    2,660     2,352,770
Republic of Argentina, Global
 Unsubordinated Bond, Series BGL5,
 11.375%, 01/30/17......................           1,000     1,065,500
Republic of Argentina, Global
 Unsubordinated Note, Series BGL4,
 11.00%, 10/09/06.......................             750       796,500
Republic of Argentina, Note, 11.75%,
 02/12/07++.............................             250       236,875
Republic of Argentina, Unsubordinated
 Note, Series 54, Tranche 1, 8.75%,
 07/10/02++.............................           3,250     2,819,375
                                                          ------------
TOTAL ARGENTINA (Cost $8,627,431).......................     8,266,263
                                                          ------------
 BRAZIL-5.51%
Federal Republic of Brazil, Bearer VRB,
 5.00%, 04/15/09(5)(6)(7)...............             248       170,897
Federal Republic of Brazil,
 Capitalization VRB, 8.00%,
 04/15/14(1)(6)(7)......................           8,528     6,283,734
                                                          ------------
TOTAL BRAZIL (Cost $6,776,294)..........................     6,454,631
                                                          ------------
 COLOMBIA-0.40%
Republic of Colombia, Euro MTN, Series
 REGS, 7.27%, 06/15/03 (Cost
 $468,267)..............................             500       468,899
                                                          ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------
 COSTA RICA-0.22%
Banco Central Costa Rica, Principal
 Bond, Series B, 6.25%, 05/21/15(6)(7)
 (Cost $261,183)........................    USD      300  $    255,000
                                                          ------------
 ECUADOR-0.86%
The Republic of Ecuador, Discount FRB,
 6.625%, 02/28/25(2)(6).................             750       522,656
The Republic of Ecuador, Par Bond,
 3.50%, 02/28/25(6)(8)..................             250       135,000
The Republic of Ecuador, Past Due
 Interest Bond, Global Bearer FRB,
 6.625%, 02/27/15(1)(2)(6)(7)...........             600       345,594
                                                          ------------
TOTAL ECUADOR (Cost $1,038,588).........................     1,003,250
                                                          ------------
 LATIN AMERICA-0.23%
International Wireless Communications,
 Inc., Senior Secured Notes,
 14.00%-25.00%, 08/17/02*(11) (Cost
 $319,356)..............................             323       266,820
                                                          ------------
 MEXICO-1.89%
United Mexican States, Global Bond,
 11.50%, 05/15/26 (Cost $2,289,914).....           1,950     2,216,662
                                                          ------------
 PANAMA-1.99%
The Republic of Panama, Global Bond,
 8.875%, 09/30/27.......................           2,000     1,890,500
The Republic of Panama, Interest
 Reduction VRB, 3.75%,
 07/17/14(5)(6)(7)......................             600       448,500
                                                          ------------
TOTAL PANAMA (Cost $2,416,799)..........................     2,339,000
                                                          ------------
                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------

 PERU-1.16%
The Republic of Peru, Front Loaded
 Interest Reduction VRB, 3.25%,
 03/07/17(5)(6)(7)......................    USD    2,100  $  1,173,375
The Republic of Peru, Past Due Interest
 VRB, 4.00%, 03/07/17++(5)(6)(7)........             300       185,625
                                                          ------------
TOTAL PERU (Cost $1,461,479)............................     1,359,000
                                                          ------------
 VENEZUELA-4.30%
Republic of Venezuela, Debt Conversion
 FRB, Series DL, 6.625%,
 12/18/07(3)(6)(7)......................           4,071     3,333,482
Republic of Venezuela, Global Bond,
 9.25%, 09/15/27........................           2,200     1,707,750
                                                          ------------
TOTAL VENEZUELA (Cost $5,533,114).......................     5,041,232
                                                          ------------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $29,192,425)...........................................    27,670,757
                                                          ------------
 SHORT-TERM INVESTMENTS-0.32%
 CHILEAN MUTUAL FUNDS-0.32%
                                              No. of
                                              Shares
                                          --------------
Bice Manager Investment Fund............          73,753       186,553
Fondo Mutuo Santander Money Market......          41,988       182,965
                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $376,124)............
                                                               369,518
                                                          ------------

TOTAL INVESTMENTS-94.90%
 (Cost $126,571,538) (Notes A,D)........................   111,207,934
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-5.10%....
                                                             5,973,385
                                                          ------------
NET ASSETS-100.00%......................................  $117,181,319
                                                          ------------
                                                          ------------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------
*  Not readily marketable security.
+  Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded
   only among "qualified institutional buyers."
=/= Restricted security (See Note F).
(1) Payment-in-kind; of which all or a portion of the
   coupon is being capitalized at periodic intervals.
(2) Adjustable rate; rate resets based on 6-month
   London Interbank Offered Rate ("LIBOR") plus
   0.8125%.
(3) Adjustable rate; rate resets based on 6-month
   LIBOR plus 0.875%.
(4) Adjustable rate; rate resets based on 1-month
   Certificate of Deposit rate.
(5) Variable rate coupon; coupon varies at periodic
   intervals.
(6) Brady Bonds.
(7) Pro-rata sinking fund has been established.
(8) Step-up coupon; coupon increases at periodic
   intervals.
(9) With an additional 77 rights attached, expiring
   07/17/98, with no market value.
(10) As of June 30, 1998, the Fund committed to
   investing an additional $853,235 of capital in
   Emerging Markets Ventures, L.P.
(11) As of March 31, 1998, this investment ceased
   accruing interest.
ADR American Depositary Receipts.
ARS Argentine Pesos.
CPO Ordinary Participation Certificates.
FRB Floating Rate Bond.
GDR Global Depositary Receipts.
MTN Medium-Term Notes.
ON Ordinary Shares.
PN Preferred Shares.
PNA Preferred Shares, Class A.
PNB Preferred Shares, Class B.
PNC Preferred Shares, Class C.
USD United States Dollars.
VRB Variable Rate Bond.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $126,571,538) (Note A).................     $111,207,934
Cash (including $176,732 of foreign
 currencies with a cost of $176,807)
 (Note A)...............................        4,759,355
Receivables:
  Investments sold......................        1,633,919
  Interest..............................          611,662
  Dividends.............................          456,257
Prepaid expenses and other assets.......           19,462
                                             ------------
Total Assets............................      118,688,589
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................          636,841
  Investment advisory fees (Note B).....          444,063
  Administration fees (Note B)..........           49,552
  Other accrued expenses................          376,814
                                             ------------
Total Liabilities.......................        1,507,270
                                             ------------
NET ASSETS (applicable to 7,951,239
 shares of common stock outstanding)
 (Note C)...............................     $117,181,319
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($117,181,319
  DIVIDED BY 7,951,239).................           $14.74
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,951,239 shares issued and outstanding
 (100,000,000 shares authorized)........     $      7,951
Paid-in capital.........................      131,864,680
Undistributed net investment income.....        2,639,582
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................       (1,945,120)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................      (15,385,774)
                                             ------------
Net assets applicable to shares
 outstanding............................     $117,181,319
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,120,805
  Interest..............................        1,458,289
  Less: Foreign taxes withheld..........         (180,868)
                                             ------------
  Total Investment Income...............        3,398,226
                                             ------------
Expenses:
  Investment advisory fees (Note B).....          819,150
  Administration fees (Note B)..........          111,807
  Custodian fees........................          111,784
  Printing..............................           48,387
  Audit and legal fees..................           39,823
  Accounting fees.......................           38,685
  Directors' fees.......................           21,666
  Transfer agent fees...................           17,164
  Insurance.............................            9,278
  NYSE listing fees.....................            8,018
  Other.................................           13,299
  Brazilian taxes (Note A)..............           76,757
  Chilean repatriation taxes (Note A)...          387,277
                                             ------------
  Total Expenses........................        1,703,095
  Less: Fee waivers (Note B)............          (80,302)
                                             ------------
    Net Expenses........................        1,622,793
                                             ------------
  Net Investment Income.................        1,775,433
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        2,892,588
  Foreign currency related
   transactions.........................         (190,379)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (31,723,571)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (29,021,362)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(27,245,929)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                              Months Ended         For the Year
                                             June 30, 1998             Ended
                                              (unaudited)        December 31, 1997
                                             -------------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................      $  1,775,433         $    905,344
  Net realized gain on investments and
   foreign currency related
   transactions.........................         2,702,209           19,663,288
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................       (31,723,571)          (6,627,272)
                                             --------------      -----------------
    Net increase/(decrease) in net
     assets resulting from operations...       (27,245,929)          13,941,360
                                             --------------      -----------------
Dividends and distributions to
 shareholders:
  Net investment income.................                --           (1,652,151)
  Net realized gain on investments......                --          (19,052,079)
                                             --------------      -----------------
    Total dividends and distributions to
     shareholders.......................                --          (20,704,230)
                                             --------------      -----------------
Capital share transactions (Note C):
  Proceeds from 78,479 shares and 6,148
   shares, respectively, issued in
   reinvestment of dividends and
   distributions........................         1,069,270              114,259
                                             --------------      -----------------
    Total decrease in net assets........       (26,176,659)          (6,648,611)
                                             --------------      -----------------

 NET ASSETS
Beginning of period.....................       143,357,978          150,006,589
                                             --------------      -----------------
End of period (including undistributed
 net investment income of $2,639,582 and
 $864,149, respectively)................      $117,181,319         $143,357,978
                                             --------------      -----------------
                                             --------------      -----------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                            For the
                                          Six Months
                                             Ended
                                           June 30,                        For the Years Ended December 31,
                                             1998       -----------------------------------------------------------------------
                                          (unaudited)     1997        1996         1995        1994+        1993        1992
                                          -------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $18.21         $19.07      $17.09       $20.18       $25.73      $25.36      $26.05
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Net investment income...................      0.22           0.11        0.28         0.19         0.09        0.08        0.24
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................     (3.69)++        1.66        1.93        (3.09)        1.29       10.18        1.51
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Net increase/(decrease) in net assets
 resulting from operations..............     (3.47)          1.77        2.21        (2.90)        1.38       10.26        1.75
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Dividends and distributions to
 shareholders:
  Net investment income.................        --          (0.21)      (0.23)          --        (0.07)      (0.22)         --
  Net realized gain on investments and
   foreign currency related
   transactions.........................        --          (2.42)         --        (0.19)       (4.33)      (8.61)      (2.44)
  In excess of net realized gains.......        --             --          --           --           --       (0.04)         --
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Total dividends and distributions to
 shareholders...........................        --          (2.63)      (0.23)       (0.19)       (4.40)      (8.87)      (2.44)
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Dilution due to capital share rights
 offering...............................        --             --          --           --        (2.53)      (1.02)         --
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Net asset value, end of period..........    $14.74         $18.21      $19.07       $17.09       $20.18      $25.73      $25.36
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Market value, end of period.............   $11.500        $14.313     $15.750      $14.750      $18.750     $31.500     $24.375
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
Total investment return(a)..............    (19.65)%         8.21%       8.26%      (20.34)%     (26.63)%     89.45%       2.35%
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------
                                          -----------   ---------   ---------   ----------   ----------   ---------   ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)..........................  $117,181       $143,358    $150,007     $134,290     $156,673    $140,458    $102,259
Ratio of expenses to average net
 assets(c)..............................      2.42%(b)       2.46%       1.70%        2.00%        2.02%       2.06%       2.61%
Ratio of expenses to average net assets,
 excluding fee waivers..................      2.54%(b)       2.58%       1.82%        2.12%          --          --          --
Ratio of expenses to average net assets,
 excluding taxes........................      1.73%(b)       1.68%         --         1.78%        1.72%         --        2.31%
Ratio of net investment income to
 average net assets.....................      2.65%(b)       0.53%       1.47%        1.10%        0.63%       1.45%       1.15%
Portfolio turnover rate.................     63.89%        124.98%      50.21%       38.71%       77.81%      70.17%      55.40%

                                                      For the Period
                                                        August 1,
                                                          1990*
                                                         through
                                                       December 31,
                                            1991           1990

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $14.24       $13.64**
                                          ---------      -------
Net investment income...................       0.61         0.29
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................      14.66         0.58
                                          ---------      -------
Net increase/(decrease) in net assets
 resulting from operations..............      15.27         0.87
                                          ---------      -------
Dividends and distributions to
 shareholders:
  Net investment income.................      (0.63)       (0.27)
  Net realized gain on investments and
   foreign currency related
   transactions.........................      (2.83)          --
  In excess of net realized gains.......         --           --
                                          ---------      -------
Total dividends and distributions to
 shareholders...........................      (3.46)       (0.27)
                                          ---------      -------
Dilution due to capital share rights
 offering...............................         --           --
                                          ---------      -------
Net asset value, end of period..........     $26.05       $14.24
                                          ---------      -------
                                          ---------      -------
Market value, end of period.............    $26.500      $11.125
                                          ---------      -------
                                          ---------      -------
Total investment return(a)..............     167.96%      (18.35)%
                                          ---------      -------
                                          ---------      -------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)..........................   $104,435      $57,081
Ratio of expenses to average net
 assets(c)..............................       2.30%        3.27%(b)
Ratio of expenses to average net assets,
 excluding fee waivers..................         --           --
Ratio of expenses to average net assets,
 excluding taxes........................         --           --
Ratio of net investment income to
 average net assets.....................       2.85%        5.10%(b)
Portfolio turnover rate.................      82.39%       52.49%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
++ Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan for the six months ended June 30, 1998.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 1998, the Fund held 6.51% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $8,059,519 and fair value of $7,630,313. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1998, the interest rate was 5.25%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1997, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses from the prior fiscal year of $106,993 and $2,488,409, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 1998, the Fund incurred $387,277 of such expense.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. For the six months ended June 30, 1998, the Fund incurred $76,757 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.
The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At June 30, 1998, the Fund had no such agreements.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 1998, BEA earned $696,277 for advisory services, of which BEA waived $68,259. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1998, BEA was reimbursed $8,431 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the six months ended June 30, 1998, advisory fees amounted to $122,873, of which $12,043 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the six months ended June 30, 1998, these sub-advisory fees amounted to $33,460.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1998, BSFM earned $63,455 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $61,400 at June 30, 1998) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,300 at June 30, 1998). For the six months ended June 30, 1998, Celfin earned $39,921 and $3,472 for administrative and accounting services, respectively.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,951,239 shares outstanding at June 30, 1998, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $129,281,258. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $18,073,324, was composed of gross appreciation of $5,642,268 for those investments having an excess of value over cost and gross depreciation of $23,715,592 for those investments having an excess of cost over value.

For the six months ended June 30, 1998, purchases and sales of securities, other than short-term investments, were $83,861,678 and $95,568,990, respectively.
 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended June 30, 1998.

 NOTE F. RESTRICTED SECURITY
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of June 30, 1998, share value of the security and percentage of net assets which the security comprises.

                                                                                                       PERCENT
                                          NUMBER                                FAIR VALUE   VALUE       OF
                                            OF                                      AT        PER        NET
SECURITY                                  SHARES   ACQUISITION DATES    COST     06/30/98    SHARE     ASSETS
---------------------------------------  --------  ------------------  -------  ----------  --------  ---------
                                                           07/30/92 &
Venworld Telecommunications............   40,140             08/07/92  $816,959 $ 400,930   $  9.99      0.34

The Fund may incur certain costs in connection with the disposition of the above security.

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Martin M. Torino                                                                      6,175,304    757,776   1,018,159
Peter A. Gordon                                                                       6,173,782    759,298   1,018,159
William W. Priest, Jr.                                                                6,175,383    757,697   1,018,159

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Michael Hyland, George W. Landau and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the fiscal year ending December 31, 1998.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         5,088,786    590,304   1,253,990   1,018,159

(3) To approve the investment advisory agreement between the Fund and Salomon Brothers Asset Management Inc.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         4,959,188    663,977   1,309,915   1,018,159

--------------------------------------------------------------------------------
   22

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Latin America Investment Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may

--------------------------------------------------------------------------------
withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, BankBoston, N.A., Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1998, BEA managed approximately $35.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                              BEA Global Telecommunications
                                                       Fund
The First Israel Fund, Inc. (ISL)                      BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                          BEA International Equity Fund
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)   For shareholder information or a
The Emerging Markets Telecommunications Fund, Inc.     copy of a prospectus for any of
(ETF)                                                  the open- end mutual funds please
The Latin America Equity Fund, Inc. (LAQ)              call, 1-800-401-2230.
FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet: http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director
James J. Cattano                Director
Peter A. Gordon                 Director
Michael Hyland                  Director
George W. Landau                Director
Martin M. Torino                Director
William W. Priest, Jr.          Chairman of the
                                Board of Directors
Richard W. Watt                 President, Chief Investment Officer
                                and Director
Emily Alejos                    Investment Officer
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISERS

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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